Filed Pursuant to Rule 497(d)

Invesco Unit Trusts, Series 2059

The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2020-3

Supplement to the Prospectus

Pursuant to authority granted under the Trust Agreement, the Sponsor and the Supervisor have determined to liquidate Chesapeake Energy Corporation from your Portfolio and such securities will no longer be included therein. The proceeds from the liquidation will be reinvested in the existing securities of the Portfolio pursuant to the authority granted under the Trust Agreement.

Supplement Dated: June 30, 2020